UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2013

WELLCARE HEALTH PLANS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32209	47-0937650
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
8735 Henderson Road, Renaissance One
	Tampa, Florida	33634
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 290-6200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

On September 24, 2013, WellCare Health Plans, Inc. (“WellCare”) announced that its Staywell Health Plan has been recommended for contract awards by the Florida Agency for Health Care Administration to provide managed care services to Medicaid recipients in seven of the state's 11 regions as part of the state's Managed Medical Assistance (“MMA”) program.
This award will give WellCare the opportunity to serve Floridians eligible to participate in the MMA program who live in Regions 2, 3, 5, 6, 7, 8 and 11. These regions include the Tallahassee, Tampa, St. Petersburg, Orlando and Miami metropolitan areas.
A copy of the press release announcing the award is attached hereto as Exhibit 99.1.

Cautionary Statement Regarding Forward-Looking Statements

This Form 8-K and the accompanying news release on Exhibit 99.1 contain “forward-looking” statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Statements that are predictive in nature, that depend upon or refer to future events or conditions, or that include words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” and similar expressions are forward-looking statements. For example, the statements regarding the anticipated number of members participating in the MMA program and the new model of care are forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties that may cause WellCare's actual future results to differ materially from those projected or contemplated in the forward-looking statements. These risks and uncertainties include, but are not limited to, future changes in health care law, WellCare's ability to effectively manage growth, WellCare's ability to build and maintain cost-effective contracts with providers, the demographic mix of members, and WellCare's progress on top priorities such as improving health care quality and access, ensuring a competitive cost position, and delivering prudent, profitable growth.

Additional information concerning these and other important risks and uncertainties can be found under the captions "Forward-Looking Statements" and "Risk Factors" in WellCare's Annual Report on Form 10-K for the year ended December 31, 2012, the Quarterly Report on Form 10-Q for the period ended June 30, 2013 and other subsequent filings by WellCare with the U.S. Securities and Exchange Commission, which contain discussions of WellCare's business and the various factors that may affect it. WellCare undertakes no duty to update these forward-looking statements to reflect any future events, developments, or otherwise.

Item 9.01    Financial Statements and Exhibits.

(d)   Exhibits.

99.1    Press release dated September 24, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 24, 2013	WELLCARE HEALTH PLANS, INC. /s/ Lisa G. Iglesias
Lisa G. Iglesias
Senior Vice President, General Counsel & Secretary

Exhibit Index

Exhibit No.	Description
99.1	Press release dated September 24, 2013